UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007 enherent Corp.

(Exact name of registrant as specified in its charter)

DELAWARE	0-23315	13-3914972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Eisenhower Parkway, Suite 300

Roseland, NJ 07068

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (973) 795-1290

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On August 13, 2007, enherent Corp. (the “Company”) and three former preferred stockholders executed fee letters, effective as of August 10, 2007, pursuant to which the Company agreed to issue to the former preferred stockholders an aggregate of 1,474,201 shares of the Company’s voting common stock as consideration for agreeing to the amendment and restatement of three promissory notes (as disclosed in the Company’s previously filed Form 10-Q for the period ended June 30, 2007). The shares of common stock were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

Date: August 16, 2007	By:	/s/ Pamela Fredette
Pamela Fredette Chairman, Chief Executive Officer and President